Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 180,000,000
Previously Paid Amount	0.00
Total Fee Amount	24,858.00
Total Offset Amount	0.00
Net Fee	$ 24,858.00